UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): June 24, 2016

Pershing Gold Corporation

(exact name of registrant as specified in its charter)

Nevada	000-54710	26-0657736
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1658 Cole Boulevard Building 6 - Suite 210 Lakewood, Colorado	80401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 974-7248

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 24, 2016, Mr. D. Scott Barr was appointed to the Board of Directors (the “Board”) of Pershing Gold Corporation (the “Company”). Mr. Barr has been appointed to serve on the Audit Committee, the Corporate Governance and Nominating Committee, and the Technical Committee.

Mr. Barr does not have a family relationship with any member of the Board nor any executive officer of the Company, and has not been a participant or had any interest in any transaction with the Company that is reportable under Item 404(a) of Regulation S-K.  To the Company’s knowledge, there is no arrangement or understanding between any of its directors, officers and Mr. Barr pursuant to which he was selected to serve as a director of the Company.  Mr. Barr will receive compensation as a non-employee director in accordance with the Company's director compensation policies described in its Form 10-K/A for the year ended December 31, 2015.

In connection with his appointment to the Board, on June 24, 2016, the Board granted Mr. Barr 5,995 restricted stock units pursuant to the Company’s 2013 Equity Incentive Plan (each unit consisting of the right to receive one share of the Company’s common stock) vesting in equal installments on the first three anniversaries of the grant date, subject to acceleration upon termination of service on the Board or upon a change of control. The restricted stock units will be settled by the issuance of common stock upon termination of service on the Board or upon a change of control, all as set forth in the award agreement.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 24, 2016, Board amended and restated its bylaws (the “Amended and Restated Bylaws”) to allow the Board broader discretion to set the date and time of the Company's annual meeting of stockholders, rather than requiring the meeting to be held within thirteen months of the preceding annual meeting. The Amended and Restated Bylaws were also updated to reflect the current name of the Company and to delete certain references to the organization of the Company.

Item 7.01    Regulation FD Disclosure

On June 28, 2016, the Company issued a press release announcing the results of the Preliminary Economic Assessment (“PEA”) on its Relief Canyon Mine in Pershing County, Nevada (the “Project”).

A copy of the press release is attached to this report as Exhibit 99.1.

The information in this Current Report on Form 8-K, including the information set forth in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01    Other Events.

In the press release, the Company announced the completion of the PEA as a key milestone for the Project. The Company is considering two alternative mining scenarios in its economic assessment of the Project: self mining, with its own manpower and equipment, and contract mining through mining contractors who supply the manpower and equipment to deliver material to the Company’s processing facilities. The Company expects that the necessary state and federal permits for Phase 1 of the Project, which would entail mining and exploration operations within the area of previously approved disturbance at the Project site, will be issued in the third quarter of 2016. Once permitting is obtained, the Project will be submitted to the Board for final investment decision. Once approved, the Company would expect to move forward with the decision of whether to implement self mining or contract mining, and the subsequent financing for the Project. The Company would expect initial gold production within approximately six to nine months from investment decision and obtaining full financing for the Project. The Company is currently evaluating various financing options which include, but are not limited to: debt, royalties, equity and off take agreements, and may elect to utilize some combination of these options.

Below is an updated mineralized material estimate for the Project, which was prepared in connection with the PEA by Mine Development Associates of Reno, Nevada. The estimate is calculated at a gold price assumption of $1,250 per ounce and a cut-off grade of 0.005 ounces of gold per ton.

Tons	Average gold grade (ounces per ton)
38,468,000	0.020

“Mineralized material” as used in this report, although permissible under the Securities and Exchange Commission (“SEC”) Guide 7, does not indicate “reserves” by SEC standards.  We cannot be certain that any part of the Relief Canyon deposit will ever be confirmed or converted into SEC Industry Guide 7 compliant “reserves.” Investors are cautioned not to assume that all or any part of the mineralized material will be confirmed or converted into reserves or that mineralized material can be economically or legally extracted.

Forward-Looking Statement Disclaimer

This report on Form 8-K contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, including those with respect to the timing to obtain necessary permits, mining alternatives, the submission of the project for final investment approval, financing alternatives and structures, the timing of initial gold production after investment approval and full financing and the mineralized material estimate, are "forward-looking statements." Although the Company's management believes that such forward-looking statements are reasonable, it cannot guarantee that such expectations are, or will be, correct. These forward-looking statements involve a number of risks and uncertainties, which could cause the Company's future results to differ materially from those anticipated. Potential risks and uncertainties include, among others, interpretations or reinterpretations of geologic information, unfavorable exploration results, inability to obtain permits required for future exploration, development or production, general economic conditions and conditions affecting the industries in which the Company operates; the uncertainty of regulatory requirements and approvals; fluctuating mineral and commodity prices, final investment approval and the ability to obtain necessary financing on acceptable terms or at all. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in the Company's filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended December 31, 2015. The Company assumes no obligation to update any of the information contained or referenced in this report.

Item 9.01.    Financial Statements and Exhibits.

(d)	The following are filed as exhibits to this report on Form 8-K.

Exhibit No.	Description
3.1	Amended and Restated Bylaws
23.1	Consent of Mine Development Associates, Inc.
99.1	Press Release dated June 28, 2016 *
*	The exhibit is intended to be furnished to, not filed with, the U.S. Securities and Exchange Commission pursuant to General Instruction B.2 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2016

PERSHING GOLD CORPORATION

By:	/s/ Stephen D. Alfers
Stephen D. Alfers
President and Chief Executive Officer

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